EX-99.906CERT

MFS SERIES TRUST XI

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Maria F. Dwyer, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Series Trust XI (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2008	MARIA F. DWYER
Maria F. Dwyer Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

MFS SERIES TRUST XI

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Robert J. Manning certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Series Trust XI (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2008	ROBERT J. MANNING
Robert J. Manning President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.